--------------------------------------------------------------------------------

         --------------------------------------------------------------
                                  SMITH BARNEY
                              S&P 500 INDEX SHARES
            A Class of Shares of the Smith Barney S&P 500 Index Fund
         --------------------------------------------------------------

         SPECIAL DISCIPLINE SERIES | ANNUAL REPORT | DECEMBER 31, 2002

                              [LOGO] Smith Barney
                                     Mutual Funds

                Your Serious Money. Professionbally Managed.(SM)

          Your Serious Money. Professionally Managed, is a registered service mark of Salomon Smith Barney Inc.

         --------------------------------------------------------------
            NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
         --------------------------------------------------------------

================================================================================
                            LETTER FROM THE CHAIRMAN
================================================================================

[PHOTO OMITTED]

R. JAY GERKEN

Chairman, President and
Chief Executive Officer

Dear Shareholder:

Please allow me to introduce myself as the new Chairman, President and Chief Executive Officer of the Smith Barney S&P 500 Index Fund ("Fund"), a separate investment fund of the Smith Barney Investment Trust ("Trust"), replacing Heath
B. McLendon, who has been appointed Chairman of Salomon Smith Barney Inc.'s new Equity Research Policy Committee. On behalf of all our shareholders and the Trust's Board of Trustees, I would like to extend my deepest gratitude to Heath for his years of service and for his dedication to keeping shareholders' needs as the firm's top priority. I look forward to keeping you informed about the investment perspectives of the Fund's management team through periodically providing you with these shareholder letters in the future.

To better acquaint you with my experience, I am currently a managing director of Salomon Smith Barney Inc., and I have previously managed the Smith Barney Growth and Income Fund for six years; developed and managed the Smith Barney Allocation Series Inc. from its inception in 1996 through the end of 2001; and was responsible for the investment design and implementation of Citigroup Asset Management's college savings programs with the states of Illinois and Colorado.

Enclosed herein is the annual report for the Fund for the year ended December 31, 2002. In this report, the Fund's managers summarize what they believe to be the period's prevailing economic and market conditions and outline the Fund's investment strategy. A detailed summary of the Fund's performance can be found in the appropriate sections that follow. I hope you find this report to be useful and informative.

Sincerely,


/s/ R. Jay Gerken


R. Jay Gerken
Chairman, President and
Chief Executive Officer


1   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
                            LETTER FROM THE MANAGER
================================================================================

              [PHOTO OMITTED]                   [PHOTO OMITTED]

              SANDIP A.                         JOHN
              BHAGAT, CFA                       LAU

              Vice President and                Investment Officer
              Investment Officer

Performance Review

For the year ended December 31, 2002, the Fund's Smith Barney shares, without sales charges, returned negative 22.47%. In comparison, the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500 Index")(1) returned negative 22.09% for the same period.

Investment Strategy

The Fund's goal is to provide investment results that, before fees and expenses, correspond to the price and yield performance of the S&P 500 Index. The Fund will hold a broadly diversified portfolio of common stocks that is comparable to the S&P 500 Index in terms of economic sector weightings, market capitalization and liquidity.

Portfolio Manager Market and Fund Overview

The economy looks to have barely grown in the fourth quarter and appears to be following the same erratic, up-and-down pattern that has been in place since late 2001. For all of 2002, however, Gross Domestic Product ("GDP")(2) growth looks to have been around 2.6%, indicating a slow recovery, but a recovery nonetheless. Although we believe the economy is still facing challenges, growth is expected to be somewhat stronger in 2003 than in 2002. The primary source of growth appears set to shift from the consumer sector to a better-balanced mix of business investment and consumer spending.

Let us take a closer look at economic and market developments that unfolded over the course of 2002. First quarter GDP growth was measured at a robust, inventory-driven 5% pace. Since we believe the 2001 recession was mild by historic measures, the economy was apparently still operating at well below its potential output level, and was able to absorb strong growth in the first quarter. GDP growth slowed down to 1.1% in the second quarter. Some of the factors contributing to this second quarter slowdown included slower consumer spending, a surge in imports, slower inventory adjustment and a decline in state and local government spending. Business investment spending on equipment and software grew in the second quarter for the first time since early 2000.

----------
(1) The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
(2) GDP is a market value of goods and services produced by labor and property in a given country.


2   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

The third quarter of 2002 was marred by corporate governance scandals and heightened geopolitical risks. The U.S. equity market fell sharply on new fears of a double-dip recession as the growing uncertainty was projected to translate into weaker business spending and slower job growth. We believe the new practice of CEO certification of financial statements, combined with anticipation of added fiscal stimulus through more tax cuts, triggered a sharp market rally in the fourth quarter even as economic growth remained sluggish.

We believe that low inflation, uncertainties related to Iraq and an economic recovery that is too slow to create significant numbers of new jobs should give the U.S. Federal Reserve Board ("Fed") the latitude necessary to keep monetary policy in its current highly accommodative stance. The Fed has called the current stance of monetary policy "accommodative" in policy statements released following every Federal Open Markets Committee ("FOMC")(3) meeting in 2002, including the November meeting that resulted in the Fed lowering the key federal funds rate ("fed funds rate")(4) another 50 basis points(5) to 1.25%.

The Fed's stance or "bias" was changed back to neutral following the November 6, 2002 FOMC meeting. The statement released after that meeting pointed toward heightened uncertainties from geopolitical risks that have acted to slow spending, investment and job creation. We believe that the unexpectedly large size of the rate cut, the shift to a neutral bias, and the FOMC's characterization of the current state of economic growth as a "soft spot," lead to an expectation that the Fed is done easing for the foreseeable future.

Corporate financial health appears to be slowly improving. Modest gains in profits have been observed in an environment of very little pricing power and consequently, of low inflation. We believe that cost cutting has generally resulted in large gains in productivity, and is largely responsible for the improving earnings environment. Although business investment spending on equipment and software grew modestly in each of the last two quarters of 2002, the outlook for continued capital spending remains clouded by near-term uncertainty. Excess capacity in office and manufacturing space looks to continue to depress commercial construction activity well into 2003.

----------
(3) The FOMC is a policy-making body of the Federal Reserve System responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
(4) The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
(5)   A basis point is one one-hundredth (1/100 or 0.01) of one percent.


3   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

The bottom line is that we feel the economy looks to continue a modest, below-trend pace of growth in 2003. Although consumer spending is expected to slow somewhat, the corporate sector is poised to take up any slack in spending. We expect that federal government spending strength should largely offset weakness in state and local government spending. Inventories, still at very low levels, are expected to add only modestly to growth. A weaker U.S. dollar and improvement in the technology sector look to allow exports to grow fast enough to offset import growth, but not fast enough to do much more than that.

In relative terms, large capitalization stocks underperformed their small capitalization counterparts in 2002, while value stocks outperformed growth stocks. For the year ended December 31, 2002, large capitalization stocks as measured by the S&P 500 Index had a return of negative 22.09%, while small capitalization stocks, as measured by the Russell 2000 Index,(6) produced a return of negative 20.48%. Value stocks, as represented by the Russell 1000 Value Index(7) returned negative 15.52%, ahead of growth stocks, as measured by the Russell 1000 Growth Index(8) return of negative 27.88%.

Portfolio Manager Market and Fund Outlook

The possibility of reduced tax rates on dividends and increased allowances for capital losses should be the key policy issues at the beginning of the first quarter of 2003. Also, we expect that investors will undoubtedly pay attention to financial reports on adjustments to defined benefit pension and employee stock option programs. Although we feel the risks of accounting irregularities have been mitigated somewhat, due to unprecedented scrutiny, geopolitical risks centered on terrorism as well as Iraq and North Korea have intensified. Despite a recent pullback, corporate bond yield spreads have remained high.

We do not believe that investors' intense risk aversion has derailed the long-term economic recovery, which we feel is progressing gradually and steadily. Nevertheless, investors could face increased market volatility in the next few months as global political events impact oil prices and other economic activities.

----------
(6) The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
(7) The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Please note that an investor cannot invest directly in an index.
(8) The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Please note that an investor cannot invest directly in an index.


4   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

We believe the fourth quarter's recovery in stock prices was led by lower quality, higher-risk speculative companies. We have now observed a zigzag pattern of investor sentiment for several months, in which bursts of optimism based on stimulative policy have alternated with bouts of pessimism based on prospects of weaker earnings in the short term. It remains to be seen if the current expectation of a continued economic recovery will be realized during 2003.

Thank you for your investment in the Smith Barney Investment Trust -- Smith Barney S&P 500 Index Fund - Smith Barney Shares. We look forward to continuing to help you meet your investment objectives.

Sincerely,


/s/ Sandip A. Bhagat            /s/ John Lau


Sandip A. Bhagat, CFA           John Lau
Vice President and              Investment Officer
Investment Officer


January 15, 2003

                                ----------------

"Standard & Poor's,(R)" "S&P(R)" and "S&P 500(R)" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Fund.

                                ----------------

The information provided in this commentary by the portfolio managers represents the opinion of the portfolio managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed are those of the portfolio managers and may differ from those of other portfolio managers or of the firm as a whole. Furthermore, there is no assurance that certain securities will remain in or out of the Fund or that the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 8 through 19 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings, the Fund's performance and the portfolio managers' views are as of December 31, 2002 and are subject to change.


5   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Historical Performance -- Smith Barney S&P 500 Index Shares(1)
================================================================================

                             Net Asset Value
                          --------------------
                          Beginning      End      Income   Capital Gain    Return      Total
Year Ended                 of Year     of Year   Dividend  Distribution  of Capital   Returns(2)+
=================================================================================================
12/31/02                   $11.63      $ 8.92      $0.10       $0.00       $0.00       (22.47)%
-------------------------------------------------------------------------------------------------
12/31/01                    13.38       11.63       0.10        0.00        0.00       (12.37)
-------------------------------------------------------------------------------------------------
12/31/00                    15.00       13.38       0.08        0.13        0.00#       (9.39)
-------------------------------------------------------------------------------------------------
12/31/99*                   14.24       15.00       0.08        0.00        0.00         5.88++
-------------------------------------------------------------------------------------------------
11/30/99                    11.98       14.24       0.06        0.07        0.00        19.96
-------------------------------------------------------------------------------------------------
Inception** - 11/30/98      10.00       11.98       0.00        0.00        0.00        19.80++
=================================================================================================
Total                                              $0.42       $0.20       $0.00
=================================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns(2)+ (unaudited)
================================================================================

Year Ended 12/31/02                                                     (22.47)%
--------------------------------------------------------------------------------
Inception** through 12/31/02                                             (1.30)
================================================================================

================================================================================
Cumulative Total Return(2)+ (unaudited)
================================================================================

Inception** through 12/31/02                                             (6.33)%
================================================================================

(1) On September 5, 2000, Class A shares were renamed Smith Barney S&P 500 Index Shares ("SB Shares").
(2) The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
+     Assumes reinvestment of all dividends and capital gain distributions.
++ Total return is not annualized, as it may not be representative of the total return for the year.
#     Amount represents less than $0.01 per share.
* For the period December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.
**    Inception date for SB Shares is January 5, 1998.


6   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

                   Value of $10,000 Invested in SB Shares of
              the Smith Barney S&P 500 Index Fund vs. S&P 500 Index

--------------------------------------------------------------------------------
                          January 1998 -- December 2002

   [The following table was depicted as a line chart in the printed material.]

                          Smith Barney
                          S&P 500 Index                 S&P
                        Fund - SB Shares             500 Index
                        ----------------             ---------

    1/5/98                   10000                    10000
     12/98                   12677                    12784
     12/99                   15216                    15473
     12/00                   13788                    14065
     12/01                   12082                    12394
12/31/2002                    9367                     9655

+ Hypothetical illustration of $10,000 invested in SB Shares at inception on January 5, 1998, assuming reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2002. The S&P 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter markets. Figures for the index include reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund's Citi Shares may be greater or less than the SB Shares' performance indicated on this chart, depending on whether greater or lesser expenses were incurred by shareholders investing in Citi Shares. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

      All figures represent past performance and are not a guarantee of future results. The performance data represents past performance including the investment return and principal value of an investment, which will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


7   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments                                        December 31, 2002
================================================================================

 SHARES                               SECURITY                          VALUE
================================================================================
COMMON STOCK -- 99.9%
Auto and Transportation -- 2.7%
    6,596    AMR Corp.+                                             $     43,534
   16,726    Burlington Northern Santa Fe Corp.                          435,043
    3,253    Cooper Tire & Rubber Co.                                     49,901
    9,394    CSX Corp.                                                   265,944
    1,820    Cummins Inc.                                                 51,197
    6,526    Dana Corp.                                                   76,746
   24,447    Delphi Corp.                                                196,798
    5,313    Delta Air Lines, Inc.                                        64,287
    3,115    Eaton Corp.                                                 243,313
   13,100    FedEx Corp.                                                 710,282
   79,951    Ford Motor Co.                                              743,544
   24,577    General Motors Corp.                                        905,908
    7,644    Genuine Parts Co.                                           235,435
    7,550    The Goodyear Tire & Rubber Co.                               51,415
    4,010    ITT Industries, Inc.                                        243,367
    3,902    Johnson Controls, Inc.                                      312,823
    2,620    Navistar International Corp.+                                63,692
   17,127    Norfolk Southern Corp.                                      342,369
    5,100    PACCAR Inc.                                                 235,263
    2,750    Ryder Systems, Inc.                                          61,710
    2,624    Snap-On Inc.                                                 73,761
   33,951    Southwest Airlines Co.                                      471,919
   11,068    Union Pacific Corp.                                         662,641
   49,005    United Parcel Service, Inc., Class B Shares               3,091,235
    5,664    Visteon Corp.                                                39,421
--------------------------------------------------------------------------------
                                                                       9,671,548
--------------------------------------------------------------------------------
Consumer Discretionary -- 17.1%
    2,537    Alberto Culver Co., Class B Shares                          127,865
   17,907    Albertson's, Inc.                                           398,610
    2,839    American Greetings Corp., Class A Shares+                    44,856
  195,892    AOL Time Warner, Inc.+                                    2,566,185
    7,651    Apollo Group, Inc.                                          336,644
    4,348    AutoZone, Inc.+                                             307,186
   10,345    Avon Products, Inc.                                         557,285
   12,781    Bed Bath and Beyond, Inc.+                                  441,328
   14,152    Best Buy Co., Inc.+                                         341,771
    5,090    Big Lots, Inc.+                                              67,341
    3,999    Brunswick Corp.                                              79,420
   25,761    Carnival Corp.                                              642,737
   45,547    Cendant Corp.+                                              477,332
    7,482    Cintas Corp.                                                342,302
    9,406    Circuit City Stores Inc.                                     69,792
   26,851    Clear Channel Communications, Inc.+                       1,001,274
   10,097    Clorox Co.                                                  416,501

                       See Notes to Financial Statements.


8   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

 SHARES                               SECURITY                          VALUE
================================================================================
Consumer Discretionary -- 17.1% (continued)
   23,858    Colgate Palmolive Co.                                  $  1,250,875
  100,691    Comcast Corp., Class A Shares+                            2,373,287
    7,657    Convergys Corp.+                                            116,004
   20,014    Costco Wholesale Corp.+                                     561,593
   17,177    CVS Corp.                                                   428,910
    7,463    Darden Restaurants, Inc.                                    152,618
    2,703    Deluxe Corp.                                                113,796
    3,743    Dillard's, Inc., Class A Shares                              59,364
   14,527    Dollar General Corp.                                        173,598
    3,680    Dow Jones & Co., Inc.                                       159,086
   12,818    Eastman Kodak Co.                                           449,143
   13,410    eBay Inc.+                                                  909,466
    6,112    Electronic Arts Inc.+                                       304,194
   18,437    Equity Office Properties Trust                              460,556
   12,142    Equity Residential Properties Trust                         298,450
    7,550    Family Dollar Stores, Inc.                                  235,635
    8,888    Federated Department Stores, Inc.+                          255,619
   11,723    Gannett Co.                                                 841,711
   38,314    The Gap, Inc.                                               594,633
   46,415    The Gillette Co.                                          1,409,159
   13,280    Harley-Davidson, Inc.                                       613,536
    4,895    Harrah's Entertainment, Inc.+                               193,842
    7,736    Hasbro, Inc.                                                 89,351
   16,544    Hilton Hotels Corp.                                         210,274
  103,484    The Home Depot, Inc.                                      2,479,477
    4,168    International Flavors & Fragrances, Inc.                    146,297
    3,788    International Game Technology+                              287,585
   16,754    The Interpublic Group Cos., Inc.                            235,896
   11,666    J.C. Penney Co., Inc.                                       268,435
    5,657    Jones Apparel Group, Inc.+                                  200,484
   22,713    Kimberly-Clark Corp.                                      1,078,186
    3,679    Knight Ridder, Inc.                                         232,697
   14,798    Kohl's Corp.+                                               827,948
   34,674    Kroger Co.+                                                 535,713
    8,579    Leggett & Platt, Inc.                                       192,513
   22,789    Limited Brands                                              317,451
    4,665    Liz Claiborne, Inc.                                         138,317
   34,214    Lowe's Cos., Inc.                                         1,283,025
   10,643    Marriott International Inc., Class A Shares                 349,835
   19,113    Mattel, Inc.                                                366,014
   12,705    May Department Stores Co.                                   291,961
    3,475    Maytag Corp.                                                 99,037
   56,064    McDonald's Corp.                                            901,509
    8,524    McGraw Hill, Inc.                                           515,191
    2,169    Meredith Corp.                                               89,168
   11,476    Monsanto Co.                                                220,913

                       See Notes to Financial Statements.


9   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

 SHARES                               SECURITY                          VALUE
================================================================================
Consumer Discretionary -- 17.1% (continued)
    6,854    Moody's Corp.                                          $    283,002
    6,650    The New York Times Co., Class A Shares                      304,104
   11,788    Newell Rubbermaid Inc.                                      357,530
   11,757    NIKE Inc., Class B Shares                                   522,834
    5,866    Nordstrom, Inc.                                             111,278
   13,639    Office Depot, Inc.+                                         201,312
    8,281    Omnicom Group, Inc.                                         534,953
    7,005    Pactiv Corp.+                                               153,129
   16,444    Paychex, Inc.                                               458,788
   57,080    The Procter & Gamble Co.                                  4,905,455
    4,920    R.R. Donnelley & Sons Co.                                   107,108
    7,504    RadioShack Corp.                                            140,625
    2,592    Reebok International Ltd.+                                   76,205
    7,702    Robert Half International Inc.+                             124,079
    6,437    Sabre Holdings Corp.+                                       116,574
   19,405    Safeway, Inc.+                                              453,301
   13,946    Sears Roebuck & Co.                                         334,007
   20,442    Staples, Inc.+                                              374,089
   17,052    Starbucks Corp.+                                            347,520
    8,733    Starwood Hotels & Resorts Worldwide, Inc.                   207,321
    5,878    SUPERVALU Inc.                                               97,046
   39,871    Target Corp.                                              1,196,130
    6,439    Tiffany & Co.                                               153,956
   23,631    The TJX Cos., Inc.                                          461,277
    4,884    TMP Worldwide Inc.+                                          55,238
    9,462    Toys "R" Us, Inc.+                                           94,620
   13,263    Tribune Co.                                                 602,936
    2,644    Tupperware Corp.                                             39,871
   10,111    Univision Communications Inc.+                              247,719
    4,825    VF Corp.                                                    173,941
   77,443    Viacom, Inc., Class B Shares+                             3,156,577
  195,310    Wal-Mart Stores, Inc.                                     9,865,108
   44,977    Walgreen Co.                                              1,312,879
   89,636    The Walt Disney Co.                                       1,461,963
    5,092    Wendy's International, Inc.                                 137,840
    2,960    Whirlpool Corp.                                             154,571
    6,156    Winn-Dixie Stores Inc.                                       94,064
   13,079    Yum! Brands, Inc.                                           316,773
--------------------------------------------------------------------------------
                                                                      61,266,504
--------------------------------------------------------------------------------
Consumer Staples -- 6.1%
    1,600    Adolph Coors Co., Class B Shares                             98,000
   38,111    Anheuser-Busch Co., Inc.                                  1,844,572
   28,597    Archer-Daniels-Midland Co.                                  354,603
    2,997    Brown-Forman Corp., Class B Shares                          195,884
   18,069    Campbell Soup Co.                                           424,079


                       See Notes to Financial Statements.


10   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

 SHARES                               SECURITY                          VALUE
================================================================================
Consumer Staples -- 6.1% (continued)
  109,012    The Coca-Cola Co.                                      $  4,776,906
   19,613    Coca-Cola Enterprises Inc.                                  425,994
   23,579    ConAgra, Inc.                                               589,711
    6,882    Del Monte Foods Co.+                                         52,992
    6,560    Fortune Brands, Inc.                                        305,106
   16,148    General Mills, Inc.                                         758,149
   15,410    H.J. Heinz Co.                                              506,527
    5,998    Hershey Foods Corp.                                         404,505
   17,997    Kellogg Co.                                                 616,757
    8,156    Loews Corp.                                                 362,616
   12,521    Pepsi Bottling Group, Inc.                                  321,790
   77,778    PepsiCo, Inc.                                             3,283,787
   92,774    Phillip Morris Cos. Inc.*                                 3,760,130
    3,933    R.J. Reynolds Tobacco Holdings, Inc.                        165,619
   34,496    Sara Lee Corp.                                              776,505
   29,142    SYSCO Corp.                                                 868,140
    7,374    UST, Inc.                                                   246,513
    9,895    Wm. Wrigley Jr. Co.                                         543,038
--------------------------------------------------------------------------------
                                                                      21,681,923
--------------------------------------------------------------------------------
Finance -- 20.2%
   11,557    ACE Ltd.                                                    339,082
   22,685    AFLAC, Inc.                                                 683,272
   30,954    Allstate Corp.                                            1,144,988
    4,644    Ambac Financial Group, Inc.                                 261,179
   58,309    American Express Co.                                      2,061,223
  114,603    American International Group, Inc.                        6,629,784
   15,664    AmSouth Bancorp.                                            300,749
   13,417    Aon Corp.                                                   253,447
   65,978    Bank of America Corp.                                     4,590,089
   31,879    The Bank of New York Co., Inc.                              763,821
   51,493    Bank One Corp.                                            1,882,069
   21,193    BB&T Corp.                                                  783,929
    4,355    The Bear Stearns Cos. Inc.                                  258,687
    9,705    Capital One Financial Corp.                                 288,433
   59,829    The Charles Schwab Corp.                                    649,145
   10,100    Charter One Financial, Inc.                                 290,173
    7,516    Chubb Corp.                                                 392,335
    6,174    CIGNA Corp.                                                 253,875
    7,090    Cincinnati Financial Corp.                                  266,229
  222,191    Citigroup Inc.                                            7,818,901
    7,665    Comerica, Inc.                                              331,435
   22,654    Concord EFS, Inc.+                                          356,574
    5,506    Countrywide Credit Industries, Inc.                         284,385
    6,381    Equifax, Inc.                                               147,656
   43,662    Fannie Mae                                                2,808,776

                       See Notes to Financial Statements.


11  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

 SHARES                               SECURITY                          VALUE
================================================================================
Finance -- 20.2% (continued)
   25,510    Fifth Third Bancorp                                    $  1,493,610
    5,603    First Tennessee National Corp.                              201,372
   45,975    FleetBoston Financial Corp.                               1,117,192
   11,398    Franklin Resources, Inc.                                    388,444
   30,563    Freddie Mac                                               1,804,745
    6,780    Golden West Financial Corp.                                 486,872
   21,161    The Goldman Sachs Group, Inc.                             1,441,064
    7,891    H&R Block, Inc.                                             317,218
   10,864    Hartford Financial Services, Inc.                           493,551
   20,002    Household International, Inc.                               556,256
   10,497    Huntington Bancshares Inc.                                  196,399
   87,588    J.P. Morgan Chase & Co.                                   2,102,112
    6,479    Jefferson Pilot Corp.                                       246,915
   12,743    John Hancock Financial Services, Inc.                       355,530
   18,719    KeyCorp                                                     470,596
   10,720    Lehman Brothers Holdings, Inc.                              571,269
    8,107    Lincoln National Corp.                                      256,019
   23,526    Marsh & McLennan Cos., Inc.                               1,087,136
    9,286    Marshall & Ilsley Corp.                                     254,251
    6,483    MBIA, Inc.                                                  284,344
   56,178    MBNA Corp.                                                1,068,506
   19,055    Mellon Financial Corp.                                      497,526
   37,953    Merrill Lynch & Co., Inc.                                 1,440,316
   30,746    MetLife, Inc.                                               831,372
    4,509    MGIC Investment Corp.                                       186,222
   48,126    Morgan Stanley                                            1,921,190
   26,783    National City Corp.                                         731,712
    7,139    North Fork Bancorp., Inc.                                   240,870
    9,695    Northern Trust Corp.                                        339,810
   12,453    PNC Financial Services Group                                521,781
   15,214    Principal Financial Group, Inc.                             458,398
    9,579    The Progressive Corp.                                       475,406
   12,782    Providian Financial Corp.+                                   82,955
   25,511    Prudential Financial, Inc.                                  809,719
    9,666    Regions Financial Corp.                                     322,458
    5,979    SAFECO Corp.                                                207,292
    6,809    SLM Corp.                                                   707,183
   15,226    SouthTrust Corp.                                            378,366
    9,949    The St. Paul Cos., Inc.                                     338,763
   14,190    State Street Corp.                                          553,410
    9,841    Stilwell Financial, Inc.                                    128,622
   12,533    SunTrust Banks, Inc.                                        713,378
   12,987    Synovus Financial Corp.                                     251,948
    5,368    T. Rowe Price Group Inc.                                    146,439
    5,186    Torchmark Corp.                                             189,444
   44,016    Travelers Property Casualty Corp., Class B Shares+          644,834

                       See Notes to Financial Statements.


12  Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

 SHARES                               SECURITY                          VALUE
================================================================================
Finance -- 20.2% (continued)
   84,051    U.S. Bancorp                                           $  1,783,562
    8,723    Union Planters Corp.                                        245,465
   10,700    UnumProvident Corp.                                         187,678
   60,237    Wachovia Corp.                                            2,195,036
   42,488    Washington Mutual, Inc.                                   1,467,111
   74,583    Wells Fargo & Co.                                         3,495,705
    5,951    XL Capital Ltd.                                             459,715
    4,027    Zion Bancorp.                                               158,458
--------------------------------------------------------------------------------
                                                                      72,145,781
--------------------------------------------------------------------------------
Healthcare -- 14.2%
   68,632    Abbott Laboratories                                       2,745,280
    6,581    AETNA, Inc.                                                 270,611
    5,678    Allergan, Inc.                                              327,166
    4,657    AmerisourceBergen Corp.                                     252,922
   56,148    Amgen, Inc.+                                              2,714,194
    6,185    Anthem, Inc.+                                               389,036
    9,303    Applera Corp. -- Applied Biosystems Group                   163,175
    2,372    Bausch & Lomb, Inc.                                          85,392
   26,469    Baxter International, Inc.                                  741,132
   11,262    Becton Dickinson & Co.                                      345,631
    6,512    Biogen, Inc.+                                               260,871
   11,582    Biomet, Inc.                                                331,940
   17,869    Boston Scientific Corp.+                                    759,790
   84,984    Bristol-Myers Squibb & Co.                                1,967,380
    2,250    C.R. Bard, Inc.                                             130,500
   19,824    Cardinal Health, Inc.                                     1,173,382
    8,335    Chiron Corp.+                                               313,396
   49,350    Eli Lilly & Co.                                           3,133,725
    7,884    Forest Laboratories, Inc., Class A Shares+                  774,366
    9,384    Genzyme Corp. -- General Division+                          277,485
   13,386    Guidant Corp.+                                              412,958
   22,802    HCA Inc.                                                    946,283
   10,406    Health Management Associates, Inc.                          186,267
   17,497    HEALTHSOUTH Corp.+                                           73,487
    7,380    Humana, Inc.+                                                73,800
   12,508    IMS Health, Inc.                                            200,128
  130,637    Johnson & Johnson                                         7,016,513
   10,673    King Pharmaceuticals, Inc.+                                 183,469
    4,266    Manor Care, Inc.+                                            79,390
   12,778    McKesson HBOC, Inc.                                         345,389
   10,998    MedImmune, Inc.+                                            298,816
   53,240    Medtronic, Inc.                                           2,427,744
   98,771    Merck & Co. Inc.                                          5,591,426
  271,820    Pfizer Inc.                                               8,309,537
    4,312    Quest Diagnostics Inc.+                                     245,353

                       See Notes to Financial Statements.


13   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

 SHARES                               SECURITY                          VALUE
================================================================================
Healthcare -- 14.2% (continued)
    5,123    Quintiles Transnational Corp.+                         $     61,988
   64,376    Schering-Plough Corp.                                     1,429,147
    7,760    St. Jude Medical, Inc.+                                     308,227
    8,652    Stryker Corp.                                               580,722
   21,490    Tenet Healthcare Corp.+                                     352,436
   13,331    UnitedHealth Group Inc.                                   1,113,138
    5,739    Waters Corp.+                                               124,995
    4,670    Watson Pharmaceuticals, Inc.+                               132,021
    6,375    WellPoint Health Networks, Inc.+                            453,645
   58,165    Wyeth                                                     2,175,371
    8,598    Zimmer Holdings, Inc.+                                      356,989
--------------------------------------------------------------------------------
                                                                      50,636,613
--------------------------------------------------------------------------------
Integrated Oil -- 4.6%
    3,936    Amerada Hess Corp.                                          216,677
    3,061    Ashland, Inc.                                                87,330
   46,918    ChevronTexaco Corp.                                       3,119,109
   29,709    ConocoPhillips                                            1,437,618
  296,728    Exxon Mobil Corp.                                        10,367,676
    4,398    Kerr-McGee Corp.                                            194,831
   13,531    Marathon Oil Corp.                                          288,075
   16,485    Occidental Petroleum Corp.                                  468,998
    3,361    Sunoco, Inc.                                                111,518
   11,263    Unocal Corp.                                                344,422
--------------------------------------------------------------------------------
                                                                      16,636,254
--------------------------------------------------------------------------------
Materials and Processing -- 3.8%
   10,012    Air Products and Chemicals, Inc.                            428,013
   37,067    Alcoa Inc.                                                  844,386
    3,548    Allegheny Technologies, Inc.                                 22,104
    4,840    Avery Dennison Corp.                                        295,627
    2,493    Ball Corp.                                                  127,617
    2,292    Bemis, Inc.                                                 113,752
    3,524    The Black & Decker Corp.                                    151,144
    2,589    Boise Cascade Corp.                                          65,295
   40,017    The Dow Chemical Corp.                                    1,188,505
   43,625    E.I. du Pont de Nemours & Co.                             1,849,700
    3,372    Eastman Chemical Co.                                        123,988
    5,699    Ecolab, Inc.                                                282,100
    5,592    Engelhard Corp.                                             124,981
    6,432    Freeport-McMoRan Copper & Gold, Inc.+                       107,929
   10,056    Georgia Pacific Corp.                                       162,505
    2,158    Great Lakes Chemical Corp.                                   51,533
    4,652    Hercules, Inc.+                                              40,938
   21,145    International Paper Co.                                     739,441
    4,755    Louisiana Pacific Corp.+                                     38,325

                       See Notes to Financial Statements.


14   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

 SHARES                               SECURITY                          VALUE
================================================================================
Materials and Processing -- 3.8% (continued)
   21,745    Masco Corp.                                            $    457,732
    8,773    MeadWestvaco Corp.                                          216,781
   17,563    Newmont Mining Corp.                                        509,854
    3,445    Nucor Corp.                                                 142,278
   56,645    Pharmacia Corp.                                           2,367,761
    3,921    Phelps Dodge Corp.+                                         124,100
    8,160    Plum Creek Timber Co., Inc.                                 192,576
    7,409    PPG Industries, Inc.                                        371,561
    7,118    Praxair, Inc.                                               411,207
    9,693    Rohm & Hass Co.                                             314,829
    3,639    Sealed Air Corp.+                                           135,735
    6,573    The Sherwin-Williams Co.                                    185,687
    3,193    Sigma Aldrich Corp.                                         155,499
    8,098    Simon Property Group, Inc.                                  275,899
    3,791    The Stanley Works                                           131,093
    2,375    Temple-Inland, Inc.                                         106,424
    4,523    United States Steel Corp.                                    59,342
    4,415    Vulcan Materials Co.                                        165,562
    9,610    Weyerhaeuser Co.                                            472,908
    3,683    Worthington Industries, Inc.                                 56,129
--------------------------------------------------------------------------------
                                                                      13,610,840
--------------------------------------------------------------------------------
Other Energy -- 1.3%
   10,905    Anadarko Petroleum Corp.                                    522,350
    6,327    Apache Corp.                                                360,576
   14,868    Baker Hughes, Inc.                                          478,601
    6,871    BJ Services Co.+                                            222,022
    8,835    Burlington Resources, Inc.                                  376,813
    6,859    Devon Energy Corp.                                          314,828
    5,064    EOG Resources, Inc.                                         202,155
   19,211    Halliburton Co.                                             359,438
    3,128    McDermott International, Inc.+                               13,701
    6,372    Nabors Industries, Ltd.+                                    224,740
    5,907    Noble Corp.+                                                207,631
    4,188    Rowan Cos., Inc.+                                            95,068
   25,359    Schlumberger Ltd.                                         1,067,360
   14,018    Transocean Sedco Forex Inc.                                 325,218
--------------------------------------------------------------------------------
                                                                       4,770,501
--------------------------------------------------------------------------------
Producer Durables -- 8.0%
   17,135    3M Co.                                                    2,112,745
    8,464    Allied Waste Industries, Inc.+                               84,640
    8,516    American Power Conversion Corp.+                            129,017
    3,179    American Standard Cos. Inc.+                                226,154
   36,868    Boeing Co.                                                1,216,275
   15,133    Caterpillar Inc.                                            691,881

                       See Notes to Financial Statements.


15   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

 SHARES                               SECURITY                          VALUE
================================================================================
Producer Durables -- 8.0% (continued)
    2,666    Centex Corp.                                           $    133,833
    4,112    Cooper Industries, Inc.                                     149,882
   50,742    Corning, Inc.+                                              167,956
    2,536    Crane Co.                                                    50,542
    6,666    Danaher Corp.                                               437,956
   10,488    Deere & Co.                                                 480,875
    8,847    Dover Corp.                                                 257,978
   18,489    Emerson Electric Co.                                        940,166
    3,532    Fluor Corp.                                                  98,896
    8,877    General Dynamics Corp.                                      704,567
  436,842    General Electric Co.                                     10,637,103
    4,450    Goodrich Corp.                                               81,524
   36,039    Honeywell, Inc.                                             864,936
   13,450    Illinois Tool Works, Inc.                                   872,367
    7,440    Ingersoll-Rand Co.                                          320,366
    2,226    KB HOME                                                      95,384
   19,978    Lockheed Martin Corp.                                     1,153,729
    2,111    Millipore Corp.                                              71,774
    8,534    Molex, Inc.                                                 196,623
    8,001    Northrop Grumman Corp.                                      776,097
    5,390    Pall Corp.                                                   89,905
    5,168    Parker-Hannifin Corp.                                       238,400
    5,375    PerkinElmer, Inc.                                            44,344
    3,326    Power-One, Inc.+                                             18,858
    2,717    Pulte Homes, Inc.                                           130,063
   17,727    Raytheon Co.                                                545,105
    8,174    Rockwell Automation, Inc.                                   169,283
    7,977    Rockwell Collins, Inc.                                      185,545
    6,058    Textron, Inc.                                               260,433
    7,351    Thermo Electron Corp.+                                      147,902
    2,493    Thomas & Betts Corp.+                                        42,132
   87,624    Tyco International Ltd.                                   1,496,618
   20,727    United Technologies Corp.                                 1,283,830
    4,119    W.W. Grainger, Inc.                                         212,334
   26,865    Waste Management, Inc.                                      615,746
--------------------------------------------------------------------------------
                                                                      28,433,764
--------------------------------------------------------------------------------
Technology -- 15.0%
   35,677    ADC Telecommunications, Inc.+                                74,565
   10,527    Adobe Systems, Inc.                                         261,080
   14,794    Advanced Micro Devices, Inc.+                                95,569
   20,335    Agilent Technologies, Inc.+                                 365,217
   16,670    Altera Corp.+                                               205,708
   15,999    Analog Devices, Inc.+                                       381,896
    4,209    Andrew Corp.+                                                43,269
   15,741    Apple Computer, Inc.+                                       225,569

                       See Notes to Financial Statements.


16   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

 SHARES                               SECURITY                          VALUE
================================================================================
Technology -- 15.0% (continued)
   72,134    Applied Materials, Inc.+                               $    939,906
   13,108    Applied Micro Circuits Corp.+                                48,369
    4,977    Autodesk, Inc.                                               71,171
   27,230    Automatic Data Processing Inc.                            1,068,778
   15,396    Avaya Inc.+                                                  37,720
   10,513    BMC Software, Inc.+                                         179,877
   11,952    Broadcom Corp., Class A Shares+                             179,997
   18,729    CIENA Corp.+                                                 96,267
  321,363    Cisco Systems, Inc.+                                      4,209,855
    7,807    Citrix Systems, Inc.+                                        96,182
   25,282    Computer Associates International, Inc.                     341,307
    7,513    Computer Sciences Corp.+                                    258,823
   16,287    Compuware Corp.+                                             78,178
    8,339    Comverse Technology, Inc.+                                   83,557
  113,885    Dell Computer Corp.+                                      3,045,285
   21,013    Electronic Data Systems Corp.                               387,270
   96,693    EMC Corp.+                                                  593,695
   33,206    First Data Corp.                                          1,175,824
    8,425    Fiserv, Inc.+                                               286,029
   14,719    Gateway, Inc.+                                               46,218
  133,934    Hewlett-Packard Co.                                       2,325,094
  292,711    Intel Corp.                                               4,557,510
   74,404    International Business Machines Corp.                     5,766,310
    9,308    Intuit Inc.+                                                436,731
    8,692    Jabil Circuit, Inc.+                                        155,761
   60,133    JDS Uniphase Corp.+                                         148,528
    8,303    KLA-Tencor Corp.+                                           293,677
    5,535    Lexmark International Group+                                334,867
   13,899    Linear Technology Corp.                                     357,482
   16,149    LSI Logic Corp.+                                             93,180
  151,946    Lucent Technologies, Inc.+                                  191,452
   14,202    Maxim Integrated Products, Inc.                             469,234
    3,684    Mercury Interactive Corp.+                                  109,231
   26,552    Micron Technology, Inc.+                                    258,616
  237,795    Microsoft Corp.+++                                       12,294,001
  101,074    Motorola, Inc.                                              874,290
    7,968    National Semiconductor Corp.+                               119,600
    4,265    NCR Corp.+                                                  101,251
   14,693    Network Appliance, Inc.+                                    146,930
   15,608    Novell, Inc.+                                                52,131
    6,327    Novellus Systems, Inc.+                                     177,662
    6,801    NVIDIA Corp.+                                                78,279
  238,451    Oracle Corp.+                                             2,575,271
   12,122    Parametric Technology, Inc.+                                 30,547
   13,678    PeopleSoft, Inc.+                                           250,307
   10,519    Pitney Bowes, Inc.                                          343,551

                       See Notes to Financial Statements.


17   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

 SHARES                               SECURITY                          VALUE
================================================================================
Technology -- 15.0% (continued)
    7,196    PMC-Sierra, Inc.+                                      $     40,010
    4,083    QLogic Corp.+                                               140,904
   34,086    QUALCOMM, Inc.+                                           1,240,390
   73,413    Qwest Communications International Inc.                     367,065
    8,317    Rational Software Corp.+                                     86,414
   22,833    Sanmina Corp.+                                              102,520
    6,779    Scientific-Atlanta, Inc.                                     80,399
   20,954    Siebel Systems, Inc.+                                       156,736
   36,520    Solectron Corp.+                                            129,646
  142,182    Sun Microsystems, Inc.+                                     442,186
   12,438    SunGard Data Systems Inc.+                                  293,039
   10,015    Symbol Technologies, Inc.                                    82,323
    3,886    Tektronix, Inc.+                                             70,686
   18,085    Tellabs, Inc.+                                              131,478
    8,043    Teradyne, Inc.+                                             104,639
   76,158    Texas Instruments, Inc.                                   1,143,131
   14,180    Unisys Corp.+                                               140,382
   18,079    VERITAS Software Corp.+                                     282,394
   31,904    Xerox Corp.+                                                256,827
   14,870    Xilinx, Inc.+                                               306,322
   26,459    Yahoo! Inc.+                                                432,605
--------------------------------------------------------------------------------
                                                                      53,448,770
--------------------------------------------------------------------------------
Utilities -- 6.9%
   24,577    The AES Corp.+                                               74,223
    5,301    Allegheny Energy, Inc.                                       40,076
   13,684    ALLTEL Corp.                                                697,884
    6,352    Ameren Corp.                                                264,053
   14,944    American Electric Power, Inc.                               408,420
   33,792    AT&T Corp.                                                  882,309
  119,079    AT&T Wireless Services Inc.+                                672,796
   82,177    BellSouth Corp.                                           2,125,919
   16,504    Calpine Corp.+                                               53,803
   13,554    CenterPoint Energy, Inc.                                    115,209
    6,238    CenturyTel, Inc.                                            183,272
    7,384    Cinergy Corp.                                               248,988
   12,357    Citizens Communications Co.+                                130,366
    6,262    CMS Energy Corp.                                             59,113
    9,314    Consolidated Edison, Inc.                                   398,825
    7,212    Constellation Energy Group                                  200,638
   13,372    Dominion Resources, Inc.                                    734,123
    7,322    DTE Energy Co.                                              339,741
   38,880    Duke Energy Corp.                                           759,715
   16,175    Dynegy Inc., Class A Shares                                  19,086
   14,276    Edison International+                                       169,171
   25,722    El Paso Energy Corp.                                        179,025

                       See Notes to Financial Statements.


18   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Schedule of Investments (continued)                            December 31, 2002
================================================================================

 SHARES                               SECURITY                          VALUE
================================================================================
Utilities -- 6.9% (continued)
    9,874    Entergy Corp.                                          $    450,156
   14,137    Exelon Corp.                                                746,009
   13,035    FirstEnergy Corp.                                           429,764
    7,994    FPL Group, Inc.                                             480,679
    6,189    KeySpan Corp.                                               218,100
    5,306    Kinder Morgan, Inc.                                         224,285
   17,649    Mirant Corp.+                                                33,357
   40,065    Nextel Communications, Inc.+                                462,751
    1,947    NICOR, Inc.                                                  66,256
   10,698    NiSource Inc.                                               213,960
    1,518    Peoples Energy Corp.                                         58,671
   17,204    PG&E Corp.+                                                 239,136
    4,088    Pinnacle West Capital Corp.                                 139,360
    7,152    PPL Corp.                                                   248,031
   10,387    Progress Energy, Inc.                                       450,276
    9,742    Public Service Enterprise Group, Inc.                       312,718
  145,994    SBC Communications, Inc.                                  3,957,897
    9,039    Sempra Energy                                               213,772
   31,088    Southern Co.                                                882,588
   39,330    Sprint Corp. (FON Group)                                    569,498
   43,904    Sprint Corp. (PCS Group)+                                   192,299
    7,730    TECO Energy, Inc.                                           119,583
   13,902    TXU Corp.                                                   259,689
  119,766    Verizon Communications Inc.                               4,640,932
   22,596    The Williams Cos., Inc.                                      61,009
   17,496    Xcel Energy, Inc.                                           192,456
--------------------------------------------------------------------------------
                                                                      24,619,987
--------------------------------------------------------------------------------
             TOTAL COMMON STOCK
             (Cost -- $504,171,402)                                  356,922,485
================================================================================
  FACE
 AMOUNT                               SECURITY                          VALUE
================================================================================
U.S. TREASURY BILL -- 0.1%
$ 500,000    U.S. Treasury Bill due 3/13/03++ (Cost -- $498,831)         498,902
================================================================================
             TOTAL INVESTMENTS -- 100%
             (Cost -- $504,670,233**)                               $357,421,387
================================================================================

+     Non-income producing security.
++ A portion of this security has been segregated by the custodian for open futures contract commitments.
* Subsequent to the reporting period, on January 27, 2003, the company changed its name to Altria Group, Inc.
**    Aggregate cost for Federal income tax purposes is $505,573,512.

                       See Notes to Financial Statements.


19   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities                            December 31, 2002
================================================================================

ASSETS:
   Investments, at value (Cost -- $504,670,233)                   $ 357,421,387
   Cash                                                                 168,090
   Receivable for Fund shares sold                                      718,827
   Dividends and interest receivable                                    560,381
   Receivable from broker -- variation margin                             1,051
-------------------------------------------------------------------------------
   Total Asset                                                      358,869,736
-------------------------------------------------------------------------------
LIABILITIES:
   Payable for Fund shares purchased                                  3,067,712
   Administration fee payable                                            31,085
   Payable to affiliate                                                  27,827
   Distribution fees payable                                             22,529
   Investment advisory fee payable                                       10,006
   Accrued expenses                                                     107,013
-------------------------------------------------------------------------------
   Total Liabilities                                                  3,266,172
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 355,603,564
===============================================================================
NET ASSETS:
   Par value of shares of beneficial interest                     $      39,849
   Capital paid in excess of par value                              521,533,609
   Undistributed net investment income                                  148,255
   Accumulated net realized loss from security
     transactions and futures contracts                             (18,863,162)
   Net unrealized depreciation of investments and
     futures contracts                                             (147,254,987)
-------------------------------------------------------------------------------
Total Net Assets                                                  $ 355,603,564
===============================================================================
Shares Outstanding:
   SB Shares                                                         37,145,271
   ----------------------------------------------------------------------------
   Citi Shares                                                        2,703,409
   ----------------------------------------------------------------------------
Net Asset Value:
   SB Shares (and redemption price)                               $        8.92
   ----------------------------------------------------------------------------
   Citi Shares (and redemption price)                             $        8.93
===============================================================================

                       See Notes to Financial Statements.


20   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Statement of Operations                     For the Year Ended December 31, 2002
================================================================================

INVESTMENT INCOME:
   Dividends                                                      $   6,139,207
   Interest                                                             138,239
   Less: Foreign withholding tax                                        (16,153)
-------------------------------------------------------------------------------
   Total Investment Income                                            6,261,293
-------------------------------------------------------------------------------
EXPENSES:
   Distribution fees (Note 2)                                           721,328
   Investment advisory fee (Note 2)                                     580,897
   Administration fee (Note 2)                                          387,265
   Shareholder and system servicing fees                                325,568
   Registration fees                                                    109,479
   Shareholder communications                                            76,798
   License fees                                                          57,617
   Custody                                                               48,380
   Audit and legal                                                       46,723
   Trustees' fees                                                        15,075
   Other                                                                  9,017
-------------------------------------------------------------------------------
   Total Expenses                                                     2,378,147
   Less: Administration fee waiver (Note 2)                            (145,607)
-------------------------------------------------------------------------------
   Net Expenses                                                       2,232,540
-------------------------------------------------------------------------------
Net Investment Income                                                 4,028,753
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 3 AND 6):
   Realized Loss From:
     Security transactions (excluding short-term securities)        (13,734,298)
     Futures contracts                                                 (127,299)
-------------------------------------------------------------------------------
   Net Realized Loss                                                (13,861,597)
-------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments
   and Futures Contracts:
     Beginning of year                                              (57,379,044)
     End of year                                                   (147,254,987)
-------------------------------------------------------------------------------
   Increase in Net Unrealized Depreciation                          (89,875,943)
-------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts                      (103,737,540)
-------------------------------------------------------------------------------
Decrease in Net Assets From Operations                            $ (99,708,787)
===============================================================================

                       See Notes to Financial Statements.


21   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

                                                                   For the Years Ended December 31,

                                                                       2002               2001
===================================================================================================
OPERATIONS:
  Net investment income                                            $   4,028,753      $   3,430,507
  Net realized loss                                                  (13,861,597)        (4,105,255)
  Increase in net unrealized depreciation                            (89,875,943)       (55,619,588)
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From Operations                             (99,708,787)       (56,294,336)
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                               (3,873,052)        (3,419,742)
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders                                     (3,873,052)        (3,419,742)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares                                   146,609,046        226,290,503
  Net asset value of shares issued for reinvestment of dividends       3,720,666          3,128,312
  Cost of shares reacquired                                         (101,438,509)      (145,843,745)
---------------------------------------------------------------------------------------------------
  Increase in Net Assets From Fund Share Transactions                 48,891,203         83,575,070
---------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets                                    (54,690,636)        23,860,992

NET ASSETS:
  Beginning of year                                                  410,294,200        386,433,208
---------------------------------------------------------------------------------------------------
  End of year*                                                     $ 355,603,564      $ 410,294,200
---------------------------------------------------------------------------------------------------
* Includes undistributed net investment income of:                 $     148,255      $       9,109
===================================================================================================

                       See Notes to Financial Statements.


22   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies

The Smith Barney S&P 500 Index Fund ("Fund") is a separate investment fund of the Smith Barney Investment Trust ("Trust"). The Trust, a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Trust consists of this Fund and four other funds: Smith Barney Intermediate Maturity California Municipals Fund, Smith Barney Intermediate Maturity New York Municipals Fund, Smith Barney Large Capitalization Growth Fund and Smith Barney Mid Cap Core Fund. The financial statements and financial highlights for the other funds are presented in separate shareholder reports. The financial highlights and other pertinent information for the Smith Barney S&P 500 Index Fund -- Citi Shares are presented in a separate shareholder report.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date; (b) securities traded on a national securities exchange are valued at the last sale price on that exchange or, if there were no sales, at the current quoted bid price; over-the-counter securities and listed securities are valued at the bid price at the close of business on each day; U.S. government securities are valued at the quoted bid price in the over-the-counter market; (c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date; (f) the accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank;
(g) gains or losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance


23   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2002, reclassi- fications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income amounting to $8,484 has been reclassified to paid-in-capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Investment Advisory Agreement, Administration
   Agreement and Other Transactions

The Travelers Investment Management Company, ("TIMCO"), a wholly owned subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays TIMCO an advisory fee calculated at an annual rate of 0.15% of the average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Fund Management LLC ("SBFM"), another subsidiary of Citigroup, acts as administrator to the Fund. The Fund pays SBFM an administration fee calculated at an annual rate of 0.10% of the average daily net assets. This fee is calculated daily and paid monthly. For the year ended December 31, 2002, SBFM waived a portion of its administration fee amounting to $145,607.

Citicorp Trust Bank, fsb. ("CTB"), formerly known as Travelers Bank & Trust, fsb., another subsidiary of Citigroup, acts as the Fund's transfer agent. Boston Financial Data Services ("BFDS") acts as the Fund's sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. BFDS is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2002, the Fund paid transfer agent fees of $187,318 to CTB.


24   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

Salomon Smith Barney Inc. ("SSB") which is a subsidiary of Citigroup, acts as the Fund's distributor. In addition, SSB and certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the year ended December 31, 2002, there were no brokerage commissions paid to SSB.

Pursuant to a Distribution Plan, the Fund pays SSB a service fee calculated at an annual rate of 0.20% of the average daily net assets for SB shares.

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3. Investments

During the year ended December 31, 2002, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $61,478,373
--------------------------------------------------------------------------------
Sales                                                                  9,411,204
================================================================================

At December 31, 2002, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were as follows:

================================================================================
Gross unrealized appreciation                                     $  14,756,039
Gross unrealized depreciation                                      (162,908,164)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $(148,152,125)
================================================================================

4. Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day) at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5. Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires,


25   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2002, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

During the year ended December 31, 2002, the Fund did not enter into any written covered call or put option contracts.


26   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At December 31, 2002, the Fund had the following open futures contracts:

                      # of                       Basis    Market     Unrealized
                Contracts to Buy   Expiration    Value     Value        Loss
================================================================================
S&P 500 Index           2             3/03     $445,591  $439,450     $(6,141)
================================================================================

7. Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2002, the Fund did not have any securities on loan.


27   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

8. Capital Loss Carryforward

At December 31, 2002, the Fund had, for Federal income tax purposes, approximately $17,587,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31, of the year indicated.

                                                2009                     2010
================================================================================
Carryforward Amounts                         $4,099,000              $13,488,000
================================================================================

In addition, the Fund had approximately $376,000 of capital losses realized after October 31, 2002, which were deferred for Federal income tax purposes to the first day of the following fiscal year.

9. Income Tax Information and Distributions to Shareholders

At December 31, 2002, the tax basis components of distributable earnings were:

================================================================================
Undistributed ordinary income                                     $     145,403
--------------------------------------------------------------------------------
Accumulated capital losses                                          (17,587,128)
--------------------------------------------------------------------------------
Unrealized depreciation                                            (148,152,125)
================================================================================

The difference between book basis and tax basis unrealized appreciation and depreciation is attributable primarily to wash sales loss deferrals.

The tax character of distributions paid during the year ended December 31, 2002 was:

================================================================================
Ordinary income                                                       $3,873,052
Tax-exempt income                                                             --
--------------------------------------------------------------------------------
Total                                                                 $3,873,052
================================================================================


28   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Notes to Financial Statements (continued)
================================================================================

10. Shares of Beneficial Interest

At December 31, 2002, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of the Fund were as follows:

                                               Year Ended                           Year Ended
                                            December 31, 2002                    December 31, 2001
                                        -------------------------             -----------------------
                                        Shares             Amount             Shares           Amount
==========================================================================================================
SB Shares
Shares sold                           12,557,645        $129,225,716        15,705,621      $ 192,810,268
Shares issued on reinvestment            384,961           3,418,449           238,390          2,803,247
Shares reacquired                     (8,471,536)        (84,441,424)       (9,993,844)      (117,637,611)
----------------------------------------------------------------------------------------------------------
Net Increase                           4,471,070        $ 48,202,741         5,950,167      $  77,975,904
==========================================================================================================
Citi Shares
Shares sold                            1,622,839        $ 17,383,330         2,770,174      $  33,480,235
Shares issued on reinvestment             33,995             302,217            27,618            325,065
Shares reacquired                     (1,563,946)        (16,997,085)       (2,350,337)       (28,206,134)
----------------------------------------------------------------------------------------------------------
Net Increase                              92,888        $    688,462           447,455      $   5,599,166
==========================================================================================================


29   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of beneficial interest outstanding throughout each year ended December 31, unless otherwise noted:

SB Shares                     2002(1)        2001(1)       2000(1)(2)          1999(3)       1999(4)         1998(5)
======================================================================================================================
Net Asset Value,
  Beginning Year             $  11.63       $  13.38       $  15.00          $  14.24       $  11.98       $  10.00
----------------------------------------------------------------------------------------------------------------------
Income (Loss) From
Operations:
  Net investment income(6)       0.10           0.10           0.10              0.01           0.12           0.05
  Net realized and
    unrealized gain (loss)      (2.71)         (1.75)         (1.51)             0.83           2.27           1.93
----------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From
  Operations                    (2.61)         (1.65)         (1.41)             0.84           2.39           1.98
----------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income         (0.10)         (0.10)         (0.08)            (0.08)         (0.06)            --
  Net realized gains               --             --          (0.13)               --          (0.07)            --
  Capital                          --             --          (0.00)*              --             --             --
----------------------------------------------------------------------------------------------------------------------
Total Distributions             (0.10)         (0.10)         (0.21)            (0.08)         (0.13)            --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                $   8.92       $  11.63       $  13.38          $  15.00       $  14.24       $  11.98
----------------------------------------------------------------------------------------------------------------------
Total Return                   (22.47)%       (12.37)%        (9.39)%            5.88%++       19.96%         19.80%++
----------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Year (millions)            $    332       $    380       $    357          $    252       $    224       $     55
----------------------------------------------------------------------------------------------------------------------
Ratios to Average
Net Assets:
  Expenses(6)(7)                 0.59%          0.59%          0.59%             0.60%+         0.59%          0.59%+
  Net investment income          1.03           0.81           0.68              0.67+          0.83           1.05+
----------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate             2%             7%             4%                0%             6%             4%
======================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method.
(2)   On September 5, 2000, Class A shares were renamed SB Shares.
(3) For the period from December 1, 1999 to December 31, 1999, which reflects a change in the fiscal year end of the Fund.
(4)   For the year ended November 30, 1999.
(5)   For the period from January 5, 1998 (inception date) to November 30, 1998.
(6) The administrator has agreed to waive all or a portion of its fees for the years ended December 31, 2002, December 31, 2001 and December 31, 2000, the period ended December 31, 1999, the year ended November 30, 1999 and for the period ended November 30, 1998. In addition, the administrator agreed to reimburse expenses of $15,109 and $177,520 for the periods ended December 31, 1999 and November 30, 1998, respectively. If these fees were not waived and expenses not reimbursed, the per share effect on net investment income and the actual expense ratio would have been as follows:

                        Per Share Decreases to        Expense Ratios Without
                        Net Investment Income        Waiver and Reimbursement
                        ----------------------       ------------------------
     2002                       $0.00*                        0.62%
     2001                        0.00*                        0.60
     2000                        0.00*                        0.59
     1999(3)                     0.00*                        0.77+
     1999(4)                     0.01                         0.68
     1998(5)                     0.04                         1.42+

(7) As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 0.59%.
*     Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


30   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Independent Auditors' Report
================================================================================

The Shareholders and Board of Trustees of
Smith Barney Investment Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney S&P 500 Index Fund of the Smith Barney Investment Trust ("Fund") as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the one month period ended December 31, 1999, the year ended November 30, 1999, and the period from January 5, 1998 (inception date) to November 30, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2002, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, the one month period ended December 31, 1999, the year ended November 30, 1999, and the period from January 5, 1998 to November 30, 1998, in conformity with accounting principles generally accepted in the United States of America.


                                            /s/ KPMG LLP


New York, New York
February 12, 2003


31   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited)
================================================================================

Information about Trustees and Officers

The business and affairs of the Smith Barney S&P 500 Index Fund ("Fund") are managed under the direction of the Smith Barney Investment Trust's ("Trust") Board of Trustees. Information pertaining to the Trustees and Officers of the Trust is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund's transfer agent (Citicorp Trust Bank, fsb.) at 1-800-451-2010.

                                                                                                  Number of
                                                  Term of                                        Portfolios
                                                Office* and             Principal                  in Fund
                                 Position(s)      Length              Occupation(s)                Complex            Other
                                  Held with       of Time              During Past                Overseen        Trusteeships
Name, Address and Age               Fund          Served               Five Years                by Trustee      Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Non-Interested Trustees:

Herbert Barg                   Trustee             Since       Retired                               44               None
1460 Drayton Lane                                  1987
Wynnewood, PA 19096
Age 79

Dwight B. Crane                Trustee             Since       Professor - Harvard                   51               None
Harvard Business School                            1988        Business School
Soldiers Field
Morgan Hall #375
Boston, MA 02163
Age 65

Burt N. Dorsett                Trustee             Since       President - Dorsett                   28               None
201 East 62nd Street                               1994        McCabe Capital
Apt. 3C                                                        Management Inc.; Chief
New York, NY 10021                                             Investment Officer --
Age 72                                                         Leeb Capital
                                                               Management, Inc.
                                                               1999-Present

Elliot S. Jaffe                Trustee             Since       Chairman of the Board                 28            Zweig Total
The Dress Barn Inc.                                1994        of The Dress Barn Inc.                              Return Fund;
Executive Office                                                                                                   Zweig Fund,
30 Dunnigan Drive                                                                                                     Inc.
Suffern, NY 10901
Age 76

Stephen E. Kaufman             Trustee             Since       Attorney                              62               None
Stephen E. Kaufman PC                              1987
277 Park Avenue
47th Floor
New York, NY 10018
Age 70

Joseph J. McCann               Trustee             Since       Retired                               28               N/A
200 Oak Park Place                                 1998
Pittsburgh, PA 15243
Age 72

Cornelius C. Rose, Jr.         Trustee             Since       Chief Executive                       28               None
Meadowbrook Village                                1994        Officer of Performance
Building 1, Apt. 6                                             Learning Systems
West Lebanon, NH 03784
Age 70


32   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                  Number of
                                                  Term of                                        Portfolios
                                                Office* and             Principal                  in Fund
                                 Position(s)      Length              Occupation(s)                Complex            Other
                                  Held with       of Time              During Past                Overseen        Trusteeships
Name, Address and Age               Fund          Served               Five Years                by Trustee      Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Interested Trustee:

R. Jay Gerken**                Chairman,           Since       Managing Director of                  227              None
Salomon Smith Barney Inc.      President and       2002        SSB; Chairman, President
("SSB")                        Chief                           and Chief Executive Officer
399 Park Avenue                Executive                       of Salomon Smith Barney
4th Floor                      Officer                         Fund Management LLC
New York, NY 10022                                             ("SBFM") and Travelers
Age 51                                                         Investment Adviser, Inc.
                                                               ("TIA") and Citi Fund
                                                               Management Inc.


Officers:

Lewis E. Daidone               Senior Vice         Since       Managing Director of                  N/A              N/A
SSB                            President and       1995        SSB;  formerly Chief
125 Broad Street               Chief                           Financial Officer and
11th Floor                     Administrative                  Treasurer of mutual funds
New York, NY 10004             Officer                         affiliated with Citigroup
Age 45                                                         Inc.; Director and Senior
                                                               Vice President of
                                                               SBFM and TIA

Richard L. Peteka              Chief               Since       Director and Head of                  N/A              N/A
SSB                            Financial           2002        Internal Control for
125 Broad Street               Officer and                     Citigroup Asset
11th Floor                     Treasurer                       Management U.S.
New York, NY10004                                              Mutual Fund
Age 41                                                         Administration from
                                                               1999-2002; Vice
                                                               President, Head of
                                                               Mutual Fund
                                                               Administration and
                                                               Treasurer at
                                                               Oppenheimer Capital
                                                               from 1996-1999

Sandip A. Bhagat               Vice President      Since       Managing Director of SSB;             N/A              N/A
TIMCO                          and                 1998        President of Travelers
100 First Stamford Place       Investment                      Investment Management
Stamford, CT 06902             Officer                         Company ("TIMCO");
Age 41                                                         Investment Officer of SBFM

John Lau                       Investment          Since       Investment Officer of                 N/A              N/A
TIMCO                          Officer             1998        TIMCO
100 First Stamford Place
Stamford, CT 06902
Age 34


33   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Additional Information (unaudited) (continued)
================================================================================

                                                                                                  Number of
                                                  Term of                                        Portfolios
                                                Office* and             Principal                  in Fund
                                 Position(s)      Length              Occupation(s)                Complex            Other
                                  Held with       of Time              During Past                Overseen        Trusteeships
Name, Address and Age               Fund          Served               Five Years                by Trustee      Held by Trustee
---------------------------------------------------------------------------------------------------------------------------------
Kaprel Ozsolak                 Controller          Since       Vice President of SSB                 N/A              N/A
SSB                                                2002
125 Broad Street
11th Floor
New York, NY 10004
Age 37

Christina T. Sydor             Secretary           Since       Managing Director of                  N/A              N/A
SSB                                                1995        SSB; General Counsel
300 First Stamford Place                                       and Secretary of SBFM
4th Floor                                                      and TIA
Stamford, CT 06902
Age 52


----------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
** Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, because Mr. Gerken is an officer of SBFM and certain of its affiliates.


34   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

================================================================================
Tax Information (unaudited)
================================================================================

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2002:

      o     A corporate dividends received deduction of 99.71%.

A total of 0.29% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.


35   Smith Barney S&P 500 Index Fund   |   2002 Annual Report to Shareholders

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
  SMITH BARNEY
S&P 500 INDEX FUND
--------------------------------------------------------------------------------

TRUSTEES

Herbert Barg
Dwight B. Crane
Burt N. Dorsett
R. Jay Gerken, Chairman
Elliot S. Jaffe
Stephen E. Kaufman
Joseph J. McCann
Cornelius C. Rose, Jr.

OFFICERS

R. Jay Gerken
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Chief Administrative Officer

Richard L. Peteka
Chief Financial Officer
and Treasurer

Sandip A. Bhagat, CFA
Vice President and
Investment Officer

John Lau
Investment Officer

Kaprel Ozsolak
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

The Travelers Investment
  Management Company

ADMINISTRATOR

Smith Barney Fund
  Management LLC

DISTRIBUTOR

Salomon Smith Barney Inc.

CUSTODIAN

State Street Bank and
  Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

Boston Financial Data Services
P.O. Box 9083
Boston, Massachusetts
02205-9083


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney S&P 500 Index Fund
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

This report is submitted for general information of the shareholders of Smith Barney Investment Trust - Smith Barney S&P 500 Index Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after March 31, 2003, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY S&P 500 INDEX FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

       SALOMON SMITH BARNEY
       --------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.


FD02238 2/03                                                             03-4473